Exhibit 99.1

JOINT FILING AGREEMENT

          This will confirm the agreement by and between the undersigned that the statement on Schedule 13D (the “Schedule”) filed on or about this date to which this Agreement is an exhibit, is being filed by and on behalf of each of the undersigned. Each of the undersigned hereby acknowledges that pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, each person on whose behalf the Schedule is filed (i) is responsible for the timely filing of such Schedule and any amendments thereto and the completeness and accuracy of the information concerning such person contained therein, and (ii) is not responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

          This Agreement may be executed in one or more counterparts by each of the undersigned and each of which, taken together, shall constitute one and the same instrument.

Dated: June 18, 2009

[Signatures on following pages.]

MEADOW VALLEY PARENT CORP.

By:	/s/ Robert J. Conner
	Name:	Robert J. Conner
	Title:	Attorney-in-fact

MEADOW VALLEY SOLUTIONS LLC

By:	/s/ Robert J. Conner
	Name:	Robert J. Conner
	Title:	Attorney-in-fact

MEADOW VALLEY HOLDINGS LLC

By:	/s/ Robert J. Conner
	Name:	Robert J. Conner
	Title:	Attorney-in-fact

MEADOW VALLEY RESOURCES LLC

By:	/s/ Robert J. Conner
	Name:	Robert J. Conner
	Title:	Attorney-in-fact

INSIGHT EQUITY I LP

By:	Insight Equity GP I LP
By:	Insight Equity Holdings I LLC

By:	/s/ Robert J. Conner
	Name:	Robert J. Conner
	Title:	Attorney-in-fact

INSIGHT EQUITY GP I LP

By:	Insight Equity Holdings I LLC

By:	/s/ Robert J. Conner
	Name:	Robert J. Conner
	Title:	Attorney-in-fact

INSIGHT EQUITY HOLDINGS I LLC

By:	/s/ Robert J. Conner
	Name:	Robert J. Conner
	Title:	Attorney-in-fact

INSIGHT EQUITY HOLDINGS LLC

By:	/s/ Robert J. Conner
	Name:	Robert J. Conner
	Title:	Attorney-in-fact

BRADLEY E. LARSON

/s/ Bradley E. Larson

KENNETH D. NELSON

/s/ Kenneth D. Nelson

ROBERT W. BOTTCHER

/s/ Robert W. Bottcher